EXHIBIT 99.1

news release

NYSE: TC
TSX: TCM, TCM.WT
September 27, 2010	Frankfurt: A6R

THOMPSON CREEK METALS COMPANY RECEIVES FINAL COURT ORDER FOR TRANSACTION WITH TERRANE METALS CORP.

Denver, Colorado — Thompson Creek Metals Company Inc. (“Thompson Creek” or “Company”) (NYSE:TC and TSX:TCM), is pleased to announce that the Supreme Court of British Columbia has issued a final order approving the plan of arrangement (the “Arrangement”) involving Thompson Creek and Terrane Metals Corp. (“Terrane”)(TSX-V:TRX).  The Arrangement provides for the acquisition of Terrane by Thompson Creek, and under the terms of the Arrangement, Terrane shareholders will receive C$0.90 in cash and 0.052 of a Thompson Creek share per Terrane share.

Completion of the Arrangement is subject to customary regulatory consents and other approvals.  The completion of the Arrangement is expected to occur in early October 2010.

Further details regarding the terms of the Arrangement are set out in Terrane’s Notice of Special Meeting and Management Information Circular dated August 23, 2010, which is available on SEDAR under Terrane’s profile at www.sedar.com.

About Thompson Creek Metals Company Inc.

Thompson Creek Metals Company Inc. is one of the largest publicly traded, pure molybdenum producers in the world.  The Company owns the Thompson Creek open-pit molybdenum mine and mill in Idaho, a metallurgical roasting facility in Langeloth, Pennsylvania and a 75% share of the Endako open-pit mine, mill and roasting facility in northern British Columbia.  Thompson Creek is evaluating the Mount Emmons Deposit, a high-grade underground molybdenum deposit near Crested Butte, Colorado.  Thompson Creek has an option to acquire up to 75% of the property.  The Company is continuing to pursue permitting of the Davidson Deposit, a high-grade underground molybdenum deposit near Smithers, B.C.  Thompson Creek has approximately 875 employees.  Its principal executive office is in Denver, Colorado, and it also has an office in Toronto, Ontario. More information is available at www.thompsoncreekmetals.com.

Cautionary Note Regarding Forward-Looking Statements

This news release contains ‘‘forward-looking information’’ within the meaning of the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation.  Often, but not always, forward-looking statements can be identified by the use of words such as ‘‘plans’’, ‘‘expects’’, ‘‘is expected’’, ‘‘budget’’, ‘‘scheduled’’, ‘‘estimates’’, ‘‘forecasts’’, ‘‘intends’’, ‘‘anticipates’’, or ‘‘believes’’ or variations (including negative variations) of such words and phrases, or state that certain actions, events or results ‘‘may’’, ‘‘could’’, ‘‘would’’, ‘‘might’’ or ‘‘will’’ be taken, occur or be achieved or are “subject” to future events.  Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Thompson Creek and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Examples of forward-looking information include, but are not limited to: statements with respect to the future financial or operating performance of Thompson Creek or its subsidiaries and its projects; the estimation of mineral reserves and resources; the realization of mineral reserve estimates; the timing and amount of estimated future production; capital, operating and exploration expenditures; the costs and timing of the development of new deposits including Mt. Emmons and Davidson; the costs and timing of future exploration; requirements for additional capital; the expected increase in Thompson Creek’s share of annual production resulting from the expansion of the Endako mine; the benefits of the Terrane acquisition to Thompson Creek shareholders (including the diversification of Thompson Creek’s assets; the benefits of the proposed agreement with Royal Gold, Inc. providing for the purchase and sale of 25% of the life of mine gold production from Mt. Milligan (the “Gold Stream Transaction”); the ability to finance future projects without equity dilution; and Thompson Creek’s potential to obtain significant production growth by 2013); the achievement of the mine plan at Mt. Milligan, including estimated mine life, expected annual production, and creation of up to 400 direct permanent jobs; Thompson Creek’s plans for funding of initial capital costs at Mt. Milligan; the commissioning of a mine and mill complex at Mt. Milligan in 2013; Thompson Creek’s expected fully diluted share count following the closing of the Terrane acquisition; the ability of the closing conditions to the closing of the Terrane acquisition and the Gold Stream Transaction to be satisfied; the timing of the closing of the Terrane acquisition and the Gold Stream Transaction; disruption to Thompson Creek’s business as a result of the Terrane acquisition; and Thompson Creek’s ability to achieve its expected growth strategy.

Such factors include, among others, risks related to general business, economic, competitive, political and social uncertainties including the current global recessionary economic conditions, the associated low molybdenum prices and the levels of disruption and continuing illiquidity in the credit markets; risks related to foreign currency fluctuations; energy prices & fluctuations; title disputes or claims; limitations of insurance coverage; changes in governmental regulation of mining operations; risks related to the volatility of Thompson Creek’s share price; changes in environmental regulation; the actual results of current exploration activities; actual results of reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; possible variations of ore grade or recovery rates; impurities and toxic substances in the mined material, failure of plant, equipment or processes to operate as anticipated; the age of the Langeloth Facility; structural integrity and old equipment at the Endako Mine; accidents, labor disputes and other risks of the mining industry; access to skilled labor; relations with employees; dependence upon key management personnel and executives; political instability, insurrection or war; disruption of transportation services; increased transportation costs and delays in obtaining governmental permits and approvals, or financing or in the completion of development or construction activities.  Additional factors that could cause Thompson Creek’s results to differ from those described in the forward-looking information can be found in the section entitled ‘‘Risk Factors’’ in Thompson Creek’s current Annual Report on Form 10-K, as amended, and subsequent documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.  Although Thompson Creek has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Forward-looking statements contained herein are made as of the date of this news release and Thompson Creek disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or results or otherwise, except as required by law.  There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements.  Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements.

Readers should refer to Thompson Creek’s current Annual Report on Form 10-K, as amended, which is available on SEDAR at www.sedar.com and EDGAR at www.sec.gov and other continuous disclosure documents available at

www.sedar.com and www.sec.gov for further information on ore reserves and mineralized material, which is subject to the qualifications and notes set forth therein.

For more information, please contact:

Pamela Solly	Christine Stewart
Director of Investor Relations	Renmark Financial Communications Inc.
Thompson Creek Metals Company Inc.	Tel: (416) 644-2020
Tel: (303) 762-3526	cstewart@renmarkfinancial.com
psolly@tcrk.com